                                                                   EXHIBIT 10.18

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of June
                                                ---------
21, 1995, is entered into by and among MEASUREX CORPORATION (the "Company"),
                                                                  -------
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the
                -----
Credit Agreement (collectively, the "Banks").

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of February 10, 1995 (the "Credit Agreement") pursuant to which the Agent and
                              ----------------
the Banks have extended certain credit facilities to the Company and its Subsidiaries.

     B. The Company has requested that the Banks increase their respective Commitments (as defined in the Credit Agreement) and agree to certain other amendments of the Credit Agreement.

     C. The Banks are willing to increase their respective Commitments and make certain other amendments to the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

     (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (ii) in such definition with the following:

     "(ii) with respect to Offshore Rate Loans, the applicable margin (on a per annum basis) set forth below based on the Utilization Rate on such date:

       Utilization Rate                 Applicable Margin
       ----------------                 -----------------

     Less than 33.33%                         1.00%

     More than or equal to
     33.33% and less than 66.66%              1.25%

     More than or equal to
     66.66%                                   1.50%
provided, however, that if at the end of any fiscal quarter of the Company, the
- --------  -------
Company's fiscal quarter end financial statements indicate that the Company's Quick Ratio is greater than 1.10 to 1.00 and the Company's Leverage Ratio is less than 1.00 to 1.00, then commencing upon receipt by the Agent of such financial statements and continuing until the Agent receives any subsequent financial statements indicating that either such ratio is not met, the "Applicable Margin" with respect to Offshore Rate Loans shall be (A) 0.75% if the Utilization Rate is less than or equal to 50.00%, and (B) 1.00% if the Utilization Rate is greater than 50.00%."

     (b)  The following definitions shall be added to Section 1.01 of the Credit
Agreement:

     "Leverage Ratio" has the meaning specified in Section 7.17.
      --------------

     "Quick Ratio" has the meaning specified in Section 7.15.
      -----------

     (c) Each Bank agrees to increase its respective Commitment to the amount set forth on Schedule 2.01 hereto, which Schedule 2.01 shall, for all purposes
             -------------               -------------
of the Credit Agreement, amend and restate and replace in its entirety Schedule
                                                                       --------
2.01 attached to the Credit Agreement.
- ----

     (d) Paragraph (a) of Section 6.02 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

     "(a) concurrently with the delivery of the financial statements referred to in subsections 6.01(a) (other than those delivered for the fiscal year ended November 27, 1994) and (b), a Compliance Certificate executed by a Responsible Officer;"

     (e) Section 7.15 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

     "7.15  Quick Ratio.  At the end of each fiscal quarter of the Company, the
            -----------
Company shall not permit on a consolidated basis the ratio of (a) the sum of cash, cash equivalents, short-term marketable investments (each as determined in accordance with GAAP), and receivables net of bad debt reserves maintained in accordance with GAAP, to (b) all amounts which would, in accordance with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries and the outstanding amount of any Loans not included under current liabilities (the "Quick Ratio"), to be less than (1) 0.85 to 1.00 as of the end of each fiscal quarter of the Company until the Company's second fiscal quarter in 1996; (2) 0.90 to 1.00 beginning with the end of the Company's second fiscal quarter in 1996 and until the Company's second fiscal quarter in 1997; and

(3) 1.00 to 1.00 beginning with the end of the Company's second fiscal quarter in 1997 and thereafter."

     (f) Section 7.16 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

     "7.16  Tangible Net Worth.  At the end of each fiscal quarter of the
            ------------------
Company, the Company shall not permit on a consolidated basis the Tangible Net Worth for the Company to be less than the sum of (a) $137,000,000, plus (b) 75%
                                                                   ----
of quarterly net income for the Company for each fiscal quarter ending subsequent to the fiscal quarter ended March 5, 1995 through the first fiscal quarter of 1996, with no reduction for net losses, and 65% of quarterly net income for the Company for each fiscal quarter ending subsequent to the first fiscal quarter of 1996, with no reduction for net losses, provided, however,
                                                          --------  -------
that if at the end of any fiscal quarter of the Company ending subsequent to the first fiscal quarter of 1996, the Company's fiscal quarter end financial statements indicate that the Company's Quick Ratio is greater than 1.10 to 1.00 and the Company's Leverage Ratio is less than 1.00 to 1.00, then commencing upon receipt by the Agent of such financial statements and continuing until the Agent receives any subsequent financial statements indicating that either such ratio is not met, 50% of quarterly net income for the Company, with no reduction for net losses, shall be the applicable amount pursuant to this clause (b) of this
Section 7.16, minus (c) 90% of the net purchase price paid by the Company for
              -----
repurchases of its outstanding shares of common stock from HIHC, Inc. subsequent to June 1, 1995 and through July 15, 1995, provided, however, that the amount
                                           --------  -------
subtracted pursuant to this clause (c) shall not exceed a total amount of $50,000,000, plus (d) the sum of (1) 100% of the net proceeds for any capital
             ----
stock issued by the Company after the fiscal quarter ended March 5, 1995 less
(2) 100% of the net purchase price paid by the Company after the fiscal quarter ended March 5, 1995 for repurchases of its outstanding shares of common stock (other than repurchases pursuant to clause (c) of this Section 7.16) pursuant to the Company's stock option and employee stock option plans, provided, however,
                                                            --------  -------
that if the amount determined pursuant to clause (2) of this clause (d) exceeds the amount under clause (1) of this clause (d) and such excess is greater than $5,000,000, then for purposes of this calculation, $5,000,000 shall be subtracted from the sum of clauses (a), (b) and (c) of this Section 7.16; and provided, further, that the aggregate amount subtracted from the sum of clauses
- --------  -------
(a), (b) and (c) for any calendar year shall be limited to $5,000,000."

     (g) Section 7.17 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

     "7.17  Leverage Ratio.  At the end of each fiscal quarter of the Company,
            --------------
the Company shall not permit on a consolidated basis the ratio of total liabilities for the Company to Tangible Net Worth for the Company (the "Leverage Ratio") to be greater than (1) 1.30 to 1.00 for the end of each fiscal quarter of the Company until the Company's second fiscal quarter in 1996; (2) 1.10 to
1.00 beginning with the end of the Company's second fiscal quarter in 1996 and until the Company's second fiscal quarter in 1997; and (3) 0.90 to 1.00 beginning with the end of the second fiscal quarter of the Company in 1997 and thereafter."

     (h) Schedule 2 to Exhibit C to the Credit Agreement is hereby amended by replacing such Schedule 2 with Schedule 2 attached hereto, which Schedule 2 shall, for all purposes of the Credit Agreement, amend and restate and replace in its entirety Schedule 2 attached to Exhibit C to the Credit Agreement.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

     (a)  No Default or Event of Default has occurred and is continuing.

     (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to, or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, without defense, counterclaim or offset.

     (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

     (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective on June 21, 1995
         --------------
(the "Effective Date"), provided that each of the following conditions precedent
      --------------    --------
is satisfied:

     (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").
                                          -------

     (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and the Consent.

     (c) All representations and warranties contained herein are true and correct as of the Effective Date.

     (d) The Agent has received from the Company the amount of Thirty-Seven Thousand Five Hundred Dollars ($37,500.00), representing payment in full of a non-refundable amendment fee. Upon receipt of such payment, the Agent shall promptly distribute to each Bank its Pro Rata Share of such payment.

     5.  Miscellaneous.
         -------------

     (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto either in the form of an executed hard copy original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy original was not received by the Agent.

     (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

     (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                             MEASUREX CORPORATION

                             By: /s/ ROBERT MCADAMS
                                 ----------------------------
                             Title: EXECUTIVE VP & CFO
                                    -------------------------


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent

                             By: /s/ WENDY M. YOUNG
                                 ----------------------------
                             Title: VICE PRESIDENT
                                    -------------------------


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Bank


                             By: /s/ KEVIN MCMAHON
                                 ----------------------------
                             Title: VICE PRESIDENT
                                    -------------------------


                             ABN AMRO BANK


                             By: /s/ INGA C. LAPSINS
                                 ----------------------------
                             Title: CORPORATE BANKING OFFICER
                                    -------------------------


                             By: /s/ ROBERT N. HARTINGER
                                 ----------------------------
                             Title: GROUP VICE PRESIDENT
                                    -------------------------


                             THE BANK OF NEW YORK


                             By: /s/ ELIZABETH T. YING
                                 ----------------------------
                             Title: ASSISTANT VICE PRESIDENT
                                    -------------------------

                                 SCHEDULE 2.01
                                 -------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

                                                                 Pro Rata
         Bank                             Commitment               Share
         ----                             ----------             --------
Bank of America National
Trust and Savings
Association                               $30,000,000             40.00%



ABN AMRO Bank                             $22,500,000             30.00%



The Bank of New York                      $22,500,000             30.00%



        TOTAL                             $75,000,000             100%

                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT
                               ------------------------



         The undersigned, the guarantor under that certain Continuing Guaranty (Multicurrency) dated February 10, 1995 (the "Guaranty"), with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, hereby reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim, and applies to the Credit Agreement as amended by the First Amendment to Credit Agreement, dated as of June 21, 1995. (Capitalized terms used herein have the meanings specified in the Guaranty.)



                                            MEASUREX CORPORATION


Dated:                                      By: /s/ ROBERT MCADAMS
      ----------------------                    -----------------------------

                                            Title: EXECUTIVE VP & CFO
                                                   --------------------------

                     AMENDMENT NO. 2 TO TERM LOAN AGREEMENT


          This Amendment No. 2 dated June 21, 1995 (the "Amendment") to the Term Loan Agreement, dated as of May 21, 1993 (the "Term Loan Agreement") between Measurex Corporation, a Delaware corporation (the "Company") and The Bank of New York (the "Bank"). Capitalized terms used herein have the respective meanings specified in the Term Loan Agreement unless otherwise specified herein.

          WHEREAS, the Company desires to repurchase approximately 1,600,000 shares of its common stock from HIHC, Inc. for approximately $48,400,000 (the "Repurchase"); and

          WHEREAS, the Company and the Bank now desire to amend certain provisions of the Term Loan Agreement;

          NOW, THEREFORE, in consideration of the premises herein and for other good and valuable consideration, the parties hereto agree as follows:

          1. Section 7.01(a) of the Term Loan Agreement is hereby amended to read in its entirety as follows:

          Consolidated Tangible Net Worth.  Maintain Consolidated Tangible Net
          -------------------------------
     Worth, as of the end of each fiscal quarter of the Company, of not less than an amount equal to the sum of (i) $137,000,000 plus (ii) 75% of quarterly net income for each fiscal quarter ending subsequent to the fiscal quarter ended March 5, 1995 through the first fiscal quarter of 1996, with no reduction for net losses, and 65% of quarterly net income for each fiscal quarter ending subsequent to the first fiscal quarter of 1996, with no reduction for net losses, provided, however, that if at the end of
                                       --------  -------
     any fiscal quarter ending subsequent to the first fiscal quarter of 1996, the Company's fiscal quarter-end financial statements indicate that the Company's Quick Ratio is greater than 1.10 to 1.00 and the Company's Leverage Ratio is less than 1.00 to 1.00, then commencing upon receipt of such financial statements by the Bank and continuing until the Bank receives any subsequent financial statements indicating that either such ratio is not met, 50% of quarterly net income, with no reduction for net losses, shall be the applicable amount pursuant to clause (ii) of this Section 7.01(a), minus, (iii) 90% of the net purchase price paid by the Company to HIHC, Inc. for the Company's common stock subsequent to June 1, 1995 and prior to July 15, 1995, provided,
                                                                  --------
     however, that such amount subtracted shall not exceed $50,000,000, plus
     -------
     (iv) the sum of (x) 100% of the net proceeds for any capital stock issued by the Company after the fiscal quarter ended March 5, 1995 less (y) 100% of the net purchase price paid by the Company after the fiscal quarter ended March 5, 1995 for repurchases of its outstanding shares of common stock pursuant to the Company's stock option and employee stock option plans (exclusive of the Repurchase); provided, however, that if the amount
                                          --------  -------
     determined pursuant to clause (y) of this clause (iv) exceeds the amount under clause (x) of this clause (iv) and such excess is greater than $5,000,000, then for purposes of this calculation only, $5,000,000 shall be subtracted from the sum of clauses (i), (ii) and (iii) of this Section 7.01(a), and provided, further, that the aggregate amount subtracted from
                  --------  -------
     the sum of clauses (i), (ii) and (iii) of this Section 7.01(a) for any calendar year shall be limited to $5,000,000.

          2. Section 7.02(h) of the Term Loan Agreement is hereby amended to read in its entirety as follows:

          Quick Ratio.  Permit the ratio of (a) the sum of Consolidated Cash and
          -----------
     Cash Equivalents and Marketable Securities, and Consolidated Accounts Receivable net of bad debt reserves, to (b) Consolidated Current Liabilities (including, without duplication, the loans under the Credit Agreement dated as of February 10, 1995 among Measurex Corporation, Bank of America National Trust and Savings Association, as Agent, and the Other Financial Institutions parties thereto) to be less than (1) 0.85 to 1.00 as of the last day of each fiscal quarter until the second fiscal quarter of 1996; (2) 0.90 to 1.00 as of the last day of each fiscal quarter beginning with the end of the second fiscal quarter of 1996 and until the second fiscal quarter of 1997; and (3) 1.00 to 1.00 on the last day of each succeeding fiscal quarter beginning with the end of the second fiscal quarter of 1997.

          3. Section 7.02(k) of the Term Loan Agreement is hereby deleted in its entirety.

          4. Section 7.02(j) of the Term Loan Agreement is hereby amended to read in its entirety as follows:

          Leverage Ratio.  Permit the ratio of Consolidated Total Liabilities to
          --------------
     Consolidated Tangible Net Worth to be greater than 1.30 to 1.00 as of the last day of each fiscal quarter until the second fiscal quarter of 1996,
     1.10 to 1.00 as of the last day of each fiscal quarter beginning with the end of the second fiscal quarter of 1996 and until the second fiscal quarter of 1997, and 0.90 to 1.00 as of the last day of each succeeding fiscal quarter beginning with the end of the second fiscal quarter of 1997.

          5. Exhibit E to the Term Loan Agreement is hereby deleted and replaced in its entirety with Exhibit E attached hereto.

          6.   The Company hereby represents and warrants to the Bank that:

               The Company has all requisite power and authority to execute, deliver and perform under this Amendment and no consent or approval of any third party is required as a condition to its validity.

               The execution, delivery and performance by the Company of this Amendment do not and will not:

                    (a) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, contractual obligation, injunction, order, decree or undertaking to which the Company is a party; or

                    (b)  violate any requirement of law.

               The representations and warranties set forth in Section 5.01 of the Term Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

               No Default or Event of Default under the Term Loan Agreement has occurred and is continuing.

          7. Except as specifically amended by this Amendment, all terms, conditions and provisions of the Term Loan Agreement shall remain in full force and effect.

          8. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          9.   This Amendment shall become effective on June 21, 1995,

provided that each of the following conditions has been satisfied:
- --------

               (a) receipt by the Bank of an original of this Amendment duly executed by the Company and acknowledged by Measurex International Corporation and Measurex Systems, Inc.; and

               (b) the closing of the Repurchase.

          10. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.


                                       MEASUREX CORPORATION


                                       By: /s/ BOB MCADAMS
                                          ________________________________
                                          Name:  Robert McAdams
                                          Title: EXVP CFO


                                       By: /s/ CHARLES VAN ORDEN
                                          ________________________________
                                          Name:  Charles Van Orden
                                          Title: Vice President, General
                                                 Counsel & Secretary


                                       THE BANK OF NEW YORK


                                       By: /s/ ELIZABETH T. YING
                                          ________________________________
                                          Name:  Elizabeth T. Ying
                                          Title: Assistant Vice President



ACKNOWLEDGED:

MEASUREX INTERNATIONAL CORPORATION


By: /s/ ROBERT MCADAMS
   ________________________________
   Name:  Robert McAdams
   Title: EXVP CFO


MEASUREX SYSTEMS, INC.


By: /s/ ROBERT MCADAMS
   ________________________________
   Name:  Robert McAdams
   Title: EXVP CFO

                                   EXHIBIT E
                                   ---------

               Form of Certificate of the Chief Financial Officer


          Reference is made to that certain Term Loan Agreement dated as of May 21, 1993 (as amended, supplemented or otherwise modified from time to time, the "Agreement") by and between Measurex Corporation, a Delaware corporation (the "Company") and The Bank of New York (the "Bank"). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings ascribed thereto in the Agreement. This certificate is delivered in accordance with
Section 7.01(b) of the Agreement for the period ended _____________, 199___ (the "Relevant Period").


Section 7.01(a) Consolidated Tangible Net Worth
- -------------------------------------------------------
A.  Total Assets
                                                          -----------
      Less:  Intangible assets (net)
                                                          -----------
      Less:  Total Liabilities
                                                          -----------
        =  Consolidated Tangible Net Worth - Actual
                                                          -----------
B.  $137,000,000
      Plus:
C.  75% of quarterly net income, commencing with the
    fiscal quarter ending subsequent to the fiscal
    quarter ended 3/5/95 (not reduced by any quarterly
    loss) through the first fiscal quarter of 1996 and
    65% of quarterly net income (not reduced by any
    quarterly loss) commencing with the second fiscal
    quarter of 1996, except that commencing with the
    second fiscal quarter of 1996 and for so long as
    the Company's Quick Ratio is greater than 1.10 to
    1.00 and the Company's Leverage Ratio is less than
    1.00 to 1.00, then 50% of quarterly net income (not
    reduced by any quarterly loss) $_______________.
                                                          -----------
      Minus:
D.  90% of the net purchase price for repurchases of
    Company's outstanding shares of common stock from
    HIHC, Inc. subsequent to 6/1/95 and prior to
    7/15/95; provided that the amount subtracted
    pursuant to this clause D shall not exceed
    $50,000,000
                                                          -----------
      Plus:

E.  (1) 100% of net proceeds arising from the sale of
    capital stock occurring after the fiscal quarter
    ended 3/5/95
                                                          ---------------
      Less:

    (2) 100% of the net purchase price paid by the
    Company after the fiscal quarter ended 3/5/95 for
    repurchases of capital stock pursuant to stock
    option plans (exclusive of the Repurchase)
                                                          ---------------
    provided, however, that if the amount in (2)
    --------  -------
    exceeds the amount in (1) by more than $5,000,000,
    then $5,000,000 is subtracted from the sum of
    clauses B, C and D and provided, further, that the
                           --------  -------
    aggregate amount subtracted from the sum of
    clauses B, C and D for any calendar year shall be
    limited to $5,000,000
                                                          ---------------
       =  Minimum Consolidated Tangible Net Worth
                                                          ---------------

Section 7.02(h) Quick Ratio
- ---------------------------
A.  Consolidated Cash and Cash Equivalents and
    Marketable Securities
      Plus: Consolidated Accounts Receivable Net of Bad
        Debt Resrves
                                                          ---------------
       =  Consolidated Cash and Cash Equivalents and
        Marketable Securities and Consolidated
        Accounts Receivable
                                                          ---------------
B.  Consolidated Current Liabilities and outstanding
    Loans under the Credit Agreement dated as of
    February 10, 1995 among the Company, Bank of
    America National Trust and Savings Association, as
    Agent, and the Other Financial Institutions parties
    thereto
                                                          ---------------
Quick Ratio (A/B) - Actual
                                                          ---------------
Minimum Quick Ratio

      Until second fiscal 1996 quarter:  Not less than       0.85 to 1.00
      Beginning second fiscal 1996 quarter, until second     0.90 to 1.00
    fiscal 1997 quarter:  Not less than
      Beginning second fiscal 1997 quarter, and              1.00 to 1.00
    thereafter:  Not less than

Section 7.02(i) Profitability Test
- ----------------------------------
A.  Net operating profit on a consolidated basis for
    fiscal quarter just ended in fiscal year ______
                                                          ---------------
    Company not to incur, on a consolidated basis, more
    than one quarterly loss on a net operating basis
    for any fiscal year and such loss shall not exceed
    $5,000,000
                                                          ---------------
B.  Net profit on after tax basis for fiscal quarter
    just ended in fiscal year _____
                                                          ---------------
    Company not to incur, on a consolidated basis, more
    than one quarterly loss on a net after tax basis
    for any fiscal year, on a consolidated basis, and
    such loss shall not exceed $5,000,000
                                                          ---------------
Section 7.02(j) Leverage Ratio
- ------------------------------
A.  Consolidated Total Liabilities
                                                          ---------------
B.  Consolidated Tangible Net Worth
                                                          ---------------
Leverage Ratio (A/B) - Actual
                                                          ---------------
Maximum Leverage Ratio until second fiscal quarter 1996      1.30 to 1.00
Maximum Leverage Ratio from second fiscal quarter 1996       1.10 to 1.00
 until second fiscal quarter 1997
Maximum Leverage Ratio after the start of second fiscal      .90 to 1.00
 quarter 1997


    I am the duly elected, qualified and acting Chief Financial Officer of the Company. I have reviewed the terms of the Agreement and have made, or caused to be made, under my supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the Relevant Period covered by the financial statements attached hereto. Such review did not disclose the existence during or at the end of the Relevant Period (as applicable), and I have no knowledge of the existence as of the date of this certificate, of any condition or event which constitutes a Default or an Event of Default.

                             MEASUREX CORPORATION

                                       By: _______________________________
                                           Name:
                                           Title:  Chief Financial Officer

                                       Dated: ____________________, 199___

                                                                  EXECUTION COPY


                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") dated as of this 21st day of June, 1995, by and between ABN AMRO BANK N.V. SAN
                                                  ----------------------
FRANCISCO INTERNATIONAL BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Bank") and
- -----------------------------------------------------------
MEASUREX CORPORATION, a Delaware corporation ("Company"),
- --------------------

                              W I T N E S S E T H:

     WHEREAS, the parties hereto entered into that certain Credit Agreement, dated July 22, 1993, as amended by a First Amendment to Credit Agreement dated as of July 8, 1994, a Second Amendment to Credit Agreement dated as of December 29, 1994 and a Third Amendment to Credit Agreement dated as of February 10, 1995 (as so amended, the "Credit Agreement"), pursuant to which Bank agreed to provide certain credit facilities to Company;

     WHEREAS, Company has requested Bank to amend the Credit Agreement in certain respects; and

     WHEREAS, Bank has agreed to such an amendment upon the terms and subject to the conditions set forth herein:

     NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable considerations, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  All capitalized terms used herein and not otherwise
         -----------
defined herein shall have the meanings given to such terms in the Credit Agreement.

     2.  Amendment.  The Credit Agreement shall be and hereby is amended as
         ---------
follows:

          (a) Section 1.1 is amended by changing the definition of "Termination Date" set forth therein to read in its entirety as follows:

               "Termination Date" shall mean July 19, 1996.
                ----------------

          (b) Section 1.1 is further amended by adding thereto, in the appropriate alphabetical order, new definitions of "Leverage Ratio" and "Quick Ratio" to read in their entirety as follows:

               "Leverage Ratio" shall mean, at any date of determination, the
                --------------
          ratio (calculated on a consolidated basis) of the total liabilities of the Company to the Tangible Net Worth of the Company.

               "Quick Ratio" shall have the meaning set forth in Section 6.3
                -----------
          hereof.

          (c) Section 6.3 is amended to read in its entirety as follows:

               Section 6.3  Quick Ratio.  At the end of each fiscal quarter of
                            -----------
          the Company, the Company shall not permit on a consolidated basis the ratio of (a) the sum of cash, cash equivalents, short-term marketable investments (each as determined in accordance with GAAP), and receivables net of bad debt reserves maintained in accordance with GAAP, to (b) all amounts which would, in accordance with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries and the outstanding amount of any Syndicated Loans not included under current liabilities (the "Quick Ratio"), to be less than (1) 0.85 to 1.00 as of the end of each fiscal quarter of the Company until the Company's second fiscal quarter in 1996; (2) 0.90 to 1.00 beginning with the end of the Company's second fiscal quarter in 1996 and until the Company's second fiscal quarter in 1997; and (3) 1.00 to 1.00 beginning with the end of the Company's second fiscal quarter in 1997 and thereafter." (As used in this Section 6.3, "Syndicated Loans" shall mean all loans outstanding under the Credit Agreement dated as of February 10, 1995 among the Company, the financial institutions from time to time parties to such agreement, and Bank of America National Trust and Savings Association, as agent for such financial institutions, as such agreement is amended, modified or replaced from time to time.)

          (d) Section 6.7 is amended to read in its entirety as follows:

               Section 6.7  Tangible Net Worth.  At the end of each fiscal
                            ------------------
          quarter of the Company, the Company shall not permit on a consolidated basis the Tangible Net Worth for the Company to be less than the sum of (a) $137,000,000, plus (b) 75% of quarterly net income for the
                               ----
          Company for each fiscal quarter ending subsequent to the fiscal quarter ended March 5, 1995 through the first fiscal quarter of 1996, with no reduction for net losses, and 65% of quarterly net income for the Company for each fiscal quarter ending subsequent to the first fiscal quarter of 1996, with no reduction for net losses, provided,
                                                                    --------
          however, that if at the end of any fiscal quarter of the Company
          -------
          ending subsequent to the first fiscal quarter of 1996, the Company's fiscal quarter end financial statements indicate that the Company's Quick Ratio is greater than 1.10 to 1.00 and the Company's Leverage Ratio is less than 1.00 to 1.00, then commencing upon receipt by the Bank of such financial statements and continuing until the Bank receives any subsequent financial statements indicating that either such ratio is not met, 50% of quarterly net income for the Company, with no reduction for net losses, shall be the applicable amount pursuant to this clause (b) of this Section 6.7, minus (c) 90% of the
                                                           -----
          net purchase price paid by the Company for repurchases of its outstanding shares of common stock from HIHC, Inc. subsequent to June 1, 1995 and through July 15, 1995, provided, however, that the amount
                                             --------  -------
          subtracted pursuant to this clause (c) shall not exceed a total amount of $50,000,000, plus (d) the sum of (1) 100% of the net proceeds for
                          ----
          any capital stock issued by the Company after the fiscal quarter ended March 5, 1995 less (2) 100% of the net purchase price paid by the Company after the fiscal quarter ended March 5, 1995 for repurchases of its outstanding shares of common stock (other than repurchases pursuant to clause (c) of this Section 6.7) pursuant to the Company's stock option and employee stock option plans, provided, however, that
                                                        --------  -------
          if the amount determined pursuant to clause (2) of this clause (d) exceeds the amount under clause (1) of this clause (d) and such excess is greater than $5,000,000, then for purposes of this calculation, $5,000,000 shall be subtracted from the sum of clauses (a), (b) and (c) of this Section 6.7; and provided, further, that the aggregate amount subtracted from
                   --------  -------
          the sum of clauses (a), (b) and (c) for any calendar year shall be limited to $5,000,000.

     3.   Ratification of Credit Agreement.  Except as amended or waived hereby,
          --------------------------------
all of the provisions set forth in the Credit Agreement remain in full force and effect. From and after the date hereof, any reference in the Credit Agreement to "this Agreement" shall mean the Credit Agreement as amended by this Fourth Amendment.

     5.   Severability.  If any provision of this Fourth Amendment shall be held
          ------------
to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.   Governing Law.  This Fourth Amendment shall be governed by and
          -------------
construed in accordance with the internal laws of the State of California.

     7.   Counterparts.  This Fourth Amendment may be executed in any number of
          ------------
counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all the parties hereto.

     8.  Headings.  The headings hereof are for convenience only and are not
         --------
intended to affect the meaning or interpretation of this Fourth Amendment.

     9.   Benefit of Agreement.  This Fourth Amendment shall inure to the
          --------------------
benefit of, and be enforceable by Bank, Company, and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MEASUREX CORPORATION



                                    By /s/ ROBERT MCADAMS
                                       Name: Robert McAdams
                                            --------------------------------
                                       Title: Executive VP & CFO
                                             --------------------------------


                                    By /s/ CHARLES VAN ORDEN
                                       Name: Charles Van Orden
                                            ---------------------------------
                                       Title: Vice President & General Counsel
                                             ---------------------------------
                                              Secretary
                                             ---------------------------------

                                    ABN AMRO BANK N.V.


                                    By /s/ INGA C. LAPSINS
                                       Name: Inga C. Lapsins
                                            --------------------------------
                                       Title: Corporate Banking Officer
                                             --------------------------------

                                    By /s/ ROBERT N. HARTINGER
                                       Name: Robert N. Hartinger
                                            --------------------------------
                                       Title: Group Vice President
                                             --------------------------------